UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2024

AWAYSIS CAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21477	27-0514566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Lakeside Dr, Suite 100, Miramar, Florida 33027

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 795-3311

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into A Material Agreement.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On December 20, 2024, Awaysis Capital, Inc. (the “Company”) borrowed $2,750,000, evidenced by a Secured Promissory Note, dated December 1, 2024 in the principal amount of $3,000,000 (the “Note”), under a planned committed Line of Credit (“Line of Credit”) with BOS Investment Inc. (“BOS”) to borrow up to an aggregate of $5,000,000 (the “Loan”). BOS is an affiliate of Michael Singh, the Company’s Chairman and Co-CEO. The Company expects to use the proceeds from the Loan for the acquisition of an additional operating property in Belize from Chial Mountain Ltd., another affiliate of Mr. Singh, and other targeted acquisitions, and to further develop the Company’s Awaysis Casamora property.

The Note replaces a secured promissory note entered into on November 15, 2024 for $250,000 (the “Original Note”), with all outstanding principal, interest, and fees under the Original Note being rolled over into the Note.

Interest on the Note portion of the Loan is 3.5% per annum (subject to late payment penalties).

Principal and interest on the Note shall be paid as follows:

1.	$110,000 on or before December 20, 2024, which the parties have agreed shall be deferred until on or before January 10, 2025;

2.	$2,500,000 on or before February 15, 2025; and

3.	The balance of the principal and interest to be paid on or before June 1, 2025.

The Note is secured by a first priority lien on substantially all of the assets of the Company.

The Note contains customary events of default, which entitle BOS, among other things, to accelerate the due date of the unpaid principal and accrued and unpaid interest of the Note.

Additional definitive documentation regarding the Line of Credit has not yet been negotiated or entered into; however the Company expects the Note will be rolled into the definitive documents relating to the full Line of Credit once finalized and executed.

The foregoing description of the Note is not complete, and is qualified in its entirety by reference to the full text of the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
10.1	Secured Promissory Note with BOS Investment Inc., dated December 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 30, 2024

AWAYSIS CAPITAL, INC.

	By:	/s/ Andrew Trumbach
	Name:	Andrew Trumbach
	Title:	Co-CEO and CFO